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                                                                   Exhibit 10.26


FROM THE OFFICE OF
RICHARD A. FIREHAMMER, JR., ESQ.
VICE PRESIDENT AND GENERAL COUNSEL
DIRECT TELEPHONE NO. (330) 405-8540
FACSIMILE NO. (330) 487-1131



                                     {Date}



PERSONAL AND CONFIDENTIAL
{Name}
{Address}


                  Re:      Amendment to Salary Continuation Agreement
                           ------------------------------------------

Dear Mr./Ms. {Last Name}:

         Effective December 1, 1996, the Board of Directors of Universal Electronics Inc. (the "Corporation") approved a modification to the Salary Continuation Agreement between the Corporation and you dated (the "Agreement") (a copy of which is attached) whereby:

         1. In addition to those events set forth in paragraph 2 of the Agreement, a Change in Control shall be deemed to occur when there occurs a sale or transfer or disposition of a material part of the Corporation's assets or business (such as a sale or transfer or disposition of the Corporation's One For All United States retail business sector) to any other corporation or entity, other than a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Voting Stock in the Corporation immediately prior to such sale, transfer or disposition; and

         2. In the case of a friendly acquisition, the number of calendar months used in the calculations of the severance allowance shall be {# of months} months rather than 12.

In all other respects the Agreement shall be and remain in full force and effect and all capital terms not defined herein shall have the meanings ascribed to them as set forth within the Agreement.

         If you have any questions regarding this letter or the Agreement, as modified by this letter, please do not hesitate to contact me. Please acknowledge your receipt of the letter by signing the enclosed copy of this letter and returning it to me. Thank you.



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{Date}
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                                              Sincerely,

                                              UNIVERSAL ELECTRONICS INC.



                                              Richard A. Firehammer, Jr.
                                              Secretary

c:       D. M. Gabrielsen
         P. D. Arling





RECEIVED and ACKNOWLEDGED
this ____ day of _____________, 19____



--------------------------------
Signature